U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 10, 2005


                         Diagnostic Products Corporation
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


         California                   1-9957                 95-2802182
         ----------                   ------                 ----------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


        5210 Pacific Concourse Drive, Los Angeles, California 90045-6900
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               (Address of principal executive offices) (Zip Code)


                                 (310) 645-8200
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              (Registrant's telephone number, including area code)


              5700 West 96th Street, Los Angeles, California 90045
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         Diagnostic Products Corporation
                           Current Report on Form 8-K


ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 10, 2005, Diagnostic Products Corporation announced its results of operations for the quarter and year ended December 31, 2004. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

       No. 99.1 Press Release issued by Diagnostic Products Corporation, dated February 10, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2005                   Diagnostic Products Corporation




                                           By: /s/ James L. Brill
                                               ---------------------------------
                                               James L. Brill,
                                               Vice President, Finance

                                  EXHIBIT INDEX


Exhibit Number
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    99.1 Press Release issued by Diagnostic Products Corporation, dated February 10, 2005.




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